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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported):  March 29, 1995
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                                   HPSC, INC.
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             (Exact name of registrant as specified in its charter)


Delaware                              0-11618               04-2560004
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(State or other jurisdiction          (Commission           (IRS Employer
 of incorporation)                    File Number)          Identification No.)


60 State Street, Boston, MA                                               02109
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:  (617) 720-3600
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Item 8.  The Registrant determined on March 29, 1995 to change its fiscal year from a 52/53 week year (the "Old Fiscal Year") to a calendar year (the "New Fiscal Year"). Since the quarter ending dates for the Old Fiscal Year and the New Fiscal Year coincided for the quarter ended December 31, 1994, there is no stub period and accordingly no report covering the transition period needs to be filed.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HPSC, Inc.
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                                   Registrant


Date:  April 7, 1995               By:   Rene Lefebvre
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                                       Rene Lefebvre
                                       Vice President, Treasurer and
                                       Chief Financial Officer